Rule 497(e)
                                                            File Nos. 333-64917
                                                                      811-9023
      SUPPLEMENT DATED August 30, 2000 TO PROSPECTUS DATED July 5, 2000

                                 FOR
                  Integrity Small-Cap Fund of Funds, Inc.

The Fund generally invests in seasoned underlying funds. Accordingly, the Fund normally invests in underlying funds meeting one or more of the following criteria: (1) a five-year operating history, (2) $100 million in assets under management, or (3) a fund whose portfolio manager has at least a five-year management history. The above policies may be changed without shareholder approval.